UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  August 1, 2013
LIPOSCIENCE, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-35792	56-1879288
(Commission File No.)	(IRS Employer Identification No.)

2500 Sumner Boulevard
Raleigh, NC 27616
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (919) 212-1999
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 6, 2013, LipoScience, Inc. (the “Registrant") issued a press release announcing its financial results for the quarter ended June 30, 2013. A copy of this press release is furnished herewith as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
In accordance with General Instruction B.2. of Form 8-K, the information in this Item 2.02, and Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Registrant's filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)     Resignation of Richard O. Brajer as President, Chief Executive Officer and Director
On August 1, 2013, Richard O. Brajer, President and Chief Executive Officer and a director of the Registrant, resigned his employment with the Registrant and resigned as a member of the Board of Directors of the Registrant, in each case effective as of such date.
(c)     Appointment of Robert J. Greczyn, Jr. as Interim President and Chief Executive Officer

On August 2, 2013, the Registrant announced the appointment of Robert J. Greczyn, Jr. as the Registrant's Interim President and Chief Executive Officer, effective as of August 1, 2013. In this role, Mr. Greczyn will serve as the Registrant's principal executive officer while the Registrant's Board of Directors conducts a search for a permanent successor to Mr. Brajer. There is no arrangement or understanding between Mr. Greczyn and any other person pursuant to which he was selected as an executive officer, and there is no family relationship between Mr. Greczyn and any of the Registrant's directors or other executive officers. The information required by Item 401(e) of Regulation S-K regarding Mr. Greczyn was previously reported in the Registrant's definitive proxy statement for its 2013 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 29, 2013 (the “Proxy Statement”), and is incorporated herein by reference.
Following his appointment as Interim President and Chief Executive Officer, Mr. Greczyn will continue as a member of the Board of Directors of the Registrant, although he is expected to resign from the Compensation Committee and the Audit Committee of the Board of Directors. Mr. Greczyn will continue to be compensated for his service as a director under the Registrant's director compensation policy, as described in the Proxy Statement. Mr. Greczyn will retain all equity awards previously granted in connection with his appointment as a director of the Registrant, which awards will continue to vest in accordance with their original terms. Any compensation in connection with Mr. Greczyn's interim appointment is under review by the Board of Directors.
Item 7.01.    Regulation FD Disclosure.
On August 2, 2013, the Registrant issued a press release announcing Mr. Brajer's departure and the appointment of Mr. Greczyn as Interim President and Chief Executive Officer. A copy of this press release is furnished herewith as Exhibit 99.2 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
99.1	Press Release, dated August 6, 2013, “LipoScience Reports Second Quarter 2013 Financial Results”
99.2	Press Release, dated August 2, 2013, "LipoScience Appoints Robert Greczyn Interim President and Chief Executive Officer."

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2013

LIPOSCIENCE, INC.

By:	/s/ LUCY G. MARTINDALE
Lucy G. Martindale
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99.1	Press Release, dated August 6, 2013, “LipoScience Reports Second Quarter 2013 Financial Results.”
99.2	Press Release, dated August 2, 2013, “LipoScience Appoints Robert Greczyn Interim President and Chief Executive Officer.”

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